SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2017.

For Certain MFS® Funds

Effective immediately, the following language within the main section entitled "Description of Share Classes":
Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.
Is restated in its entirety as follows:
Class C and Class 529C shareholders of the fund may be able to convert their shares to Class A shares and Class 529A shares, respectively, of the fund if their financial intermediary provides written notification to MFD prior to such conversion that the intermediary has determined that Class A or Class 529A was the appropriate share class at the time of purchase for such shareholder and receives approval of such conversion by MFD.  In addition, Class C shareholders may be able to convert their Class C shares not subject to a CDSC to Class I shares of the fund if they satisfy eligibility requirements of Class I shares.

Effective immediately, waiver category "L. Conversions" within the table entitled "GENERAL WAIVERS," under the sub-section entitled "Financial Intermediary Category II – Waivers and Reductions Applicable to all Purchases That Do Not Qualify for Financial Intermediary Category I," within "APPENDIX A – WAIVERS AND REDUCTIONS OF SALES CHARGES," is restated in its entirety as follows:

L. Conversions	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
• In connection with a conversion from Class A shares to Class I shares of the same Fund.		√
• In connection with a conversion from Class I shares to Class A shares of the same Fund.	√
• In connection with a conversion from Class C or Class 529C shares to Class A or Class 529A shares, respectively, of the same Fund if the shareholder's financial intermediary provides written notification to MFD prior to such conversion that the intermediary has determined that Class A or Class 529A was the appropriate share class at the time of purchase for such shareholder and receives approval of such conversion by MFD.
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1029927                               1                                   MULTI-SUP-V-062817